                                CLASS C SHARES OF

                            AIM SHORT TERM BOND FUND

                        Supplement dated August 30, 2002
                     to the Prospectus dated August 30, 2002


The following new sentence is added after the second sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options."

                         AIM INVESTMENT SECURITIES FUNDS

                             AIM HIGH YIELD FUND II
                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                       AIM LIMITED MATURITY TREASURY FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                            AIM SHORT TERM BOND FUND
                           AIM TOTAL RETURN BOND FUND

                     Supplement dated August 30, 2002 to the
            Statement of Additional Information dated August 30, 2002


A new class of shares, Class R shares, recently was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds have approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which become effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes will be made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

A I M Distributors, Inc. ("AIM Distributors") currently may pay a dealer concession or advance a service fee (collectively, "dealer concessions") in connection with Large Purchases of Class A shares. Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.

Effective November 1, 2002, the amount of dealer concessions that AIM Distributors will pay dealers of record in connection with Large Purchases of Class A shares by Plans will change. Instead of the amounts currently set forth in the fund's Statement of Additional Information, AIM Distributors will pay 0.50% of the first $20,000,000 invested by a Plan plus 0.25% of amounts in excess of $20,000,000, provided that the applicable dealer of record is able to establish that the Plan's Large Purchase of Class A shares is a new investment. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If AIM Distributors pays a dealer concession in connection with a Plan's Large Purchase of Class A shares, such shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.